                                                                    EXHIBIT 10.3

                         AMENDMENT TO LICENSE AGREEMENT

     This Amendment to the License Agreement dated as of June 1, 2002 between
American Motorcycle Leasing Corp. ("Licensor"), a Nevada corporation with an address at 240 West 35th Street, Suite 402, New York, New York 10001, and Sparta
Commercial Services, LLC , formerly Sparta Financial Services, LLC ("Licensee"), a Delaware limited liability company with an address at P.O. Box 60, New York,
New York 10156 (the "License Agreement") is dated December 3, 2003 (the "Amended
License Agreement".)

                                    RECITALS

     Licensor has developed certain proprietary software, operating systems and processes as more fully set forth herein for use in connection with the extension of credit and underwriting techniques for purchase and lease of motor vehicles.

     Licensee desires to utilize such proprietary software, operating systems and processes in its own business and desires to license the use thereof from
Licensor.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follow:
     1. Grant of License. Upon payment by Licensee of the license fee set forth in Section 2 hereof, Licensor hereby grants to Licensee a worldwide, non-exclusive, perpetual, fully paid and royalty free license (the "License") to use Licensor's proprietary operating systems for: (i) consumer credit e underwriting procedures, (ii) current and residual vehicle and vehicle lease residual value evaluation methods, (iii) rental stream collection and insurance tracking policies and procedures and (iv) all manuals and related proprietary software whether now owned or hereafter developed or acquired by Licensor relating to the extension of credit and underwriting techniques for purchase and lease of motor vehicles (the "Licensed Property").

     2. License Fee. In consideration of the grant of the License, Licensee shall pay to Licensor the sum of US$300,000.00 as follows; $20,000.00 by March
31, 2003, $180,000 by October 30, 2003 and $100,000.00 and a total of 330,433
Units of Membership Interest of Licensee's Membership Interest on or before
June1, 2005. For the period from June 1, 2002 until the License Fee described here-in is paid-in-full, Licensor may, at its sole determination, permit
Licensee use of and access to the Licensed Property without otherwise jeopardizing the terms and conditions of this License Agreement. If the License
Fee described here-in is not paid-in-full by June 1, 2005, this License
Agreement shall immediately terminate. Upon termination, Licensee shall, within
30 calendar days, return to Licensor and all manuals, materials, software and all other items granted here under .

     3. License Limitations. Licensee hereby covenants to Licensor that Licensee shall not use or practice the Licensed Property Party, directly or indirectly, on

behalf of itself or any other party, for any purpose other than as permitted under the License.

     4. No Other Rights. Licensee shall have no right, express or implied, with respect to any other property or assets of Licensor.

     5. No Right to Sublicense. Licensee shall have no right to sublicense the
Licensed Property to any third party without the express prior written consent of Licensor, which consent may be withheld at Licensor's discretion for any reason.

     6. Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the United
States Bankruptcy Code. The parties agree that Licensee, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Licensor under the United States Bankruptcy Code, Licensee shall be entitled to a complete duplicate of (or complete access to, as appropriate)
any Licensed Property and all embodiments of the Licensed Property, which, if not already in Licensee's possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon Licensee's written request therefore, unless Licensor continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of Licensor upon written request therefore by Licensee.

     7. Representations, Warranties and Covenants. Each party hereby represents, warrants and covenants to the other party as follows:

     a. Corporate Authority. Such party (a) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party and constitutes a legal, valid and binding obligation of such party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

     b. Litigation. Such party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such party's activities related to this Agreement have violated, or that by conducting the activities as contemplated herein such party would violate, any of the intellectual property rights of any other party.

     c. Consents, Approvals, etc. All necessary consents, approvals and authorizations required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.

     d. Conflicts. The execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable law, rule or regulation or any provision of the articles of incorporation, bylaws or any similar instrument of such party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such party is bound.

     e. Corporate Status. Each party is duly organized as a corporation or limited liability company, as the case may be, in its respective jurisdiction of organization, is validly existing and in good standing under the laws of such jurisdiction, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

     8. DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN
SECTION 7 HEREOF, NEITHER PARTY HERETO MAKES ANY REPRESENTATIONS AND GRANTS NO
WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY
STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER
WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY
WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE
OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY
INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     9. Miscellaneous.

     a. Force Majeure. Neither party shall be held liable or responsible to the other party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing party shall notify the other Party of such force majeure within twenty (20) days after such occurrence by giving written notice to the other party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing party shall use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues

for one-hundred and eighty (180) days after the date of the occurrence, the parties shall meet to discuss in good faith how to proceed in order to accomplish intentions of this Agreement.

     b. Assignment. Without the prior written consent of the other party hereto, neither party shall sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either party hereto may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other party
(a) to any affiliate of such party; or (b) to any third party with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this Agreement relates if in any such event (i) the assigning party (provided that it is not the surviving entity) remains jointly and severally liable with the third party assignee under this Agreement, and
(ii) the assignee or surviving entity assumes in writing all of the assigning party's obligations under this Agreement. Any purported assignment or transfer in violation of this Section shall be void ab initio and of no force or effect.

     c. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either party under this Agreement will not be materially and adversely affected thereby, (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part, (iii)
the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from, and (iv) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this
Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the parties herein. To the fullest extent permitted by applicable law, each party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.

     d. Governing Law, Jurisdiction, Venue and Service. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the
United States District Court for the Southern District of New York for any
action, suit or proceeding (other than appeals there from) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals there from) related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals there from) arising out of or relating to this Agreement in the courts of the State of New York or the United States District Court for the Southern
District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been

brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

     e. Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier as provided herein), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties at their respective addresses set forth above or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.
Any such communication shall be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a business day, (ii) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third business day following the date of mailing, if sent by mail. It is understood and agreed that this Section 9e is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement. .

         If a facsimile to Licensor: 212-563-3031

         If a facsimile to Licensee: 212-523-0585

     f. Entire Agreement; Modifications. This Agreement sets forth and constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each party confirms that it is not relying on any representations or warranties of the other party except as specifically set forth herein. No amendment, modification, release or discharge shall be binding upon the parties unless in writing and duly executed by authorized representatives of both parties.

     g. Relationship of the Parties. It is expressly agreed that the parties shall be independent contractors of one another and that the relationship between the parties shall not constitute a partnership, joint venture or agency.
Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other to do so. All persons employed by a party shall be employees of such party and not of the other party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such party.

     h. Equitable Relief. Licensee acknowledges and agrees that any violation or threatened violation of any provision of this Agreement by Licensee will result in irreparable injury to Licensor. Licensee also acknowledges and agrees that in the event

of a violation or threatened violation of any provision of this Agreement,
Licensor shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving irreparable injury or actual damages and without the necessity of having to post a bond, as well as to an equitable accounting of all earnings, profits and other benefits arising from any such violation. The rights provided in the immediately preceding sentence shall be cumulative and in addition to any other rights or remedies that may be available to Licensor. Nothing in this Section 9h is intended, or should be construed, to limit such Licensor's right to preliminary and permanent injunctive relief or any other remedy for breach of any other provision of this Agreement.

     i. Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. The waiver by either party hereto of any right hereunder or of the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

     j. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     k. No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other parties.

     l. Further Assurance. Each party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other party its rights and remedies under this Agreement.

     m. References. Unless otherwise specified, (a) references in this Agreement to any Section shall mean references to such Section of this Agreement, (b)
references in any section to any clause are references to such clause of such section, and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

     n. Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word "or" is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no

way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term "including" as used herein shall mean including, without limiting the generality of any description preceding such term.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SPARTA COMMERCIAL SERVICES, LLC

By:     /s/ A.L. Havens
   ---------------------------
Name:   A.L. Havens
Title:  C.E.O.

AMERICAN MOTORCYCLE LEASING CORP.

By:     /s/ A.W. Adler
   ---------------------------
Name:   A.W. Adler
Title:  CFO